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                                                                   EXHIBIT 10.12







                         OUTDOOR CHANNEL HOLDINGS, INC.



                             NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN












                                                      AS ADOPTED AND APPROVED BY
                                                          THE BOARD OF DIRECTORS
                                                            ON DECEMBER 18, 2003




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                                TABLE OF CONTENTS

                                                                            PAGE
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1.       PURPOSE..............................................................1

2.       NON-QUALIFIED STOCK OPTIONS..........................................1

3.       ADMINISTRATION.......................................................1

4.       SHARES SUBJECT TO THE PLAN...........................................1

5.       GRANTING OF OPTIONS..................................................2

         (a)      Eligible Director...........................................2

         (b)      Option Grant................................................2

         (c)      No Option Grant Where Prohibited............................2

         (d)      Option Agreement............................................2

         (e)      Option Price................................................2

         (f)      Definition of Fair Market Value.............................2

         (g)      Nontransferability..........................................3

6.       EXERCISE OF OPTIONS..................................................3

         (a)      Vesting Schedule............................................3

         (b)      Method of Exercise..........................................3

         (c)      Payment Shares..............................................4

         (d)      Effect of Change in Control.................................4

         (e)      No Rights as Shareholder....................................5

7.       EXPIRATION OF OPTIONS................................................5

8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................6

9.       TAX WITHHOLDING......................................................6

10.      LAWS AND REGULATIONS.................................................6

         (a)      U.S. Securities Laws........................................6

         (b)      Local Jurisdictions.........................................6

11.      TERMINATION AND AMENDMENT OF THIS PLAN...............................6

12.      EFFECTIVE DATE.......................................................6

13.      GOVERNING LAW........................................................7




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                         OUTDOOR CHANNEL HOLDINGS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



         1. PURPOSE. The purpose of this Plan is to advance the interests of Outdoor Channel Holdings, Inc., an Alaska corporation (the "Company"), and its shareholders ("Shareholders") by (a) encouraging increased share ownership by the Company's directors who are not employees of the Company or employees or directors of any of its subsidiaries, (b) enhancing the Company's ability to attract and retain the services of experienced, able and knowledgeable persons to serve as directors and (c) providing additional incentive for directors to contribute their best efforts to the Company's success.

         2. NON-QUALIFIED STOCK OPTIONS. The options to be granted pursuant to this Plan ("Options" or, individually, an "Option") are nonstatutory options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

         3. ADMINISTRATION. This Plan shall be administered by the Company's Board of Directors (the "Board"). The Board shall have full authority, consistent with this Plan, to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Directors (as defined below) under the Plan, to promulgate, amend and rescind such rules and regulations with respect to this Plan as it deems desirable and to make all other determinations necessary or desirable for the administration of this Plan. All decisions, determinations and interpretations of the Board shall be binding upon all Eligible Directors, the Company and all other interested persons. The Board may, in its discretion, delegate any or all of its authority under the Plan to a committee consisting of two or more directors of the Company, so long as allowable under applicable law, and if such authority is so delegated to such a committee all references to the Board in this Plan shall mean and relate to such committee to the extent of the power so delegated. The Company shall pay or reimburse any member of the Board, as well as any employee or consultant who takes action in connection with this Plan at the direction of the Board, for all expenses incurred with respect to the Plan and shall indemnify each and every one of them for any claims, liabilities and costs (including reasonable attorneys' fees) arising out of their good faith performance of duties under this Plan, to the fullest extent permitted by law. The Company may obtain liability insurance for this purpose.

         4. SHARES SUBJECT TO THE PLAN. The shares of stock to be issued upon the exercise of Options shall be authorized shares of the Company's voting shares of common stock ("Shares" or, individually, "Share"), either previously unissued or previously issued but reacquired by the Company. The aggregate number of Shares to be issued upon the exercise of Options granted under this Plan shall be four hundred thousand (400,000), subject to adjustment as provided in Section 8 below. Any Share subject to an Option which is cancelled, terminated or otherwise expires without having been exercised shall again be available to be awarded under this Plan.



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         5. GRANTING OF OPTIONS.

                  (a) ELIGIBLE DIRECTOR. As used herein, "Eligible Director" means any of the Company's directors who are not (i) employees of the Company or of any direct or indirect subsidiary of the Company, and (ii) have not been either an employee of the Company or an employee or director of any direct or indirect subsidiary of the Company during any of the three previous years prior to such director's election or appointment as a director of the Company (collectively, "Eligible Directors" and, individually, an "Eligible Director").

                  (b) OPTION GRANT. The Company shall grant an Option to purchase fifty thousand (50,000) Shares to each person who becomes an Eligible Director after the date this Plan is approved by the Board (but, who previously has not been an Eligible Director under this Plan), which Option shall be granted on the date such person is first elected or appointed as a director.

                  (c) NO OPTION GRANT WHERE PROHIBITED. No Eligible Director shall be granted an Option under this Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or the policies of any other company of which such person is a member of the board of directors, a general partner or a manager.

                  (d) OPTION AGREEMENT. Each Option shall be evidenced by an option agreement executed by the Company and the Eligible Director receiving such Option. Each such agreement shall state the terms and conditions of the grant, not inconsistent with this Plan, as the Board in its sole discretion shall determine and approve.

                  (e) OPTION PRICE. The purchase price for each Share subject to an Option shall be its Fair Market Value (as defined in paragraph 5(f) below) determined as of the date such Option is granted (the "Grant Date").

                  (f) DEFINITION OF FAIR MARKET VALUE. For the purposes of this Plan, "Fair Market Value" as of a certain date (the "Determination Date") means:
(i) the closing price of a share of the Company's Shares on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or
(B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter market, the mean between the representative bid and asked prices on such date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

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                  (g) NONTRANSFERABILITY. An Option shall be nonassignable and nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Options may be transferred to an Eligible Director's family members who acquire the Options from the Eligible Director through a gift or a domestic relations order which meets the requirements set forth in general instruction A.1.(a)(5) of Form S-8 Registration Statement under the United States Security Act of 1933, as amended. In the event of an Eligible Director's death, an Option may be exercised by such director's designated beneficiary or, in the absence of such designation, by will or the laws of descent and distribution to the extent permitted by this Plan.

         6. EXERCISE OF OPTIONS.

                  (a) VESTING SCHEDULE. Except as provided in Section 6(d) hereof, each Option shall become exercisable on the following schedule, provided that the Eligible Director is then serving as a member of the Board on such date: (i) beginning on the date three months following the Grant Date, forty percent (40%) of the total number of Shares covered by such Option (the total number of shares herein referred to as the "Covered Shares"), (ii) beginning on the first anniversary of the Grant Date, an aggregate of sixty percent (60%) of the Covered Shares, (iii) beginning on the second anniversary of the Grant Date, an aggregate of eighty percent (80%) of the Covered Shares, and (iv) beginning on the third anniversary of the Grant Date, and thereafter until the expiration of such Option pursuant to Section 7 of this Plan, an aggregate of one hundred percent (100%) of the Covered Shares. No Option shall be exercisable as to any Shares with respect to which such Option previously has been exercised.

                  (b) METHOD OF EXERCISE. Prior to its expiration pursuant to
Section 7 hereof and in accordance with the vesting schedule outlined in Section 6(a) hereof, each Option may be exercised, in whole or in part (provided, however, that the Company shall not be required to issue fractional shares) by delivery of written notice of exercise to the secretary of the Company accompanied by the full purchase price of the Shares being purchased. The purchase price shall be paid (i) in cash or by check made payable to the Company, or (ii) in Payment Shares (as defined in Section 6(c) hereof), the Fair Market Value of which, as of the date of exercise, is equal to the Purchase Price, or (iii) by any combination of cash and Payment Shares. In addition, at the Board's discretion, the Company may allow the exercise of an Option and the payment of the purchase price by permitting the sale of the shares underlying the Option through a broker in accordance with a cashless exercise program acceptable to the Company pursuant to which the holder of the Option


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concurrently provides irrevocable instructions (A) to such holder's broker or dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the purchase price plus all applicable taxes required to be withheld by the Company, if any, by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such broker or dealer in order to complete the sale. The Company shall not be required to deliver any Shares pursuant to an exercise of an Option until payment of the full purchase price therefore is received by the Company.

                  (c) PAYMENT SHARES. As used herein, "Payment Shares" means shares of the Company's voting common stock, that (i) have been owned at least six months (or such other longer period as determined by the Company) by the Eligible Director who is purchasing Shares pursuant to the exercise of an Option, (ii) are, at the time of such transfer, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company, and (iii) are duly endorsed for transfer to the Company.

                  (d) EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control of the Company (as defined below), all outstanding Options held by each Eligible Director on the date of such Change in Control shall be immediately exercisable in full, notwithstanding the vesting schedule of Section 6(a) hereof.

                  For purposes of this Plan, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

                  (i) the Shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company's assets and properties; or

                  (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company, any subsidiary of the Company or any "person" who as of the date this Plan is adopted by the Board, is a director or officer of the Company (including affiliates of such directors and officers and trusts established by such affiliates or persons), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities provided, however, that the following shall not constitute a "Change in Control" of the Company:

                           (a) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

                           (b) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

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                           (c) upon the death of any person who as of the date
         of this Plan is a director or officer of the Company, the transfer (a) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (b) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company; or

                  (iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (iv) the Shareholders of the Company approve the dissolution of the Company or a definitive agreement for a merger, reorganization or consolidation involving the Company other than a merger, reorganization or consolidation in which holders of the Company's voting common stock, immediately prior to such transaction own, either directly or indirectly, fifty percent (50%) or more of the equity interests or combined voting power of the surviving corporation or entity (or its parent company) immediately following such transaction.

                  (e) NO RIGHTS AS SHAREHOLDER. No one shall have any rights as a shareholder of the Company with respect to any Shares underlying an Option until such time as such shares are issued by the Company pursuant to the valid exercise of an Option. Nothing in this Plan shall be construed as giving any Eligible Director any right to continue to remain a member of the Board.

         7. EXPIRATION OF OPTIONS. Except as hereinafter provided, each Option shall expire on the earlier of (a) the tenth anniversary of the Grant Date of such Option or (b) the date that the Eligible Director holding such Option ceases to be a member of the Board; provided, however, that to the extent any unexpired Options are otherwise exercisable on the date that an Eligible Director ceases to be a member of the Board for any reason other than "cause", death or retirement, such Options shall remain exercisable for six months following the last day of the Eligible Director's Board membership and shall expire if not exercised within said six-month period. If Board membership ceases on account of death or retirement, all unexpired Options held by the Eligible Director on the last day of Board membership, which are then exercisable shall remain exercisable for one year following the last day of the Eligible Director's Board membership and shall expire if not exercised within said one-year period. All Options held by an Eligible Director whose membership on the Board ends after the occurrence of "cause" shall expire immediately on the last date of membership. "Cause", for the purposes of this paragraph 7, means any (i) act or omission for which indemnification of the Eligible Director is prohibited by the laws of the jurisdiction of incorporation of the Company, (ii) conviction of a felony, or (iii) misconduct involving personal profit to the Eligible Director to the material detriment of the Company or its subsidiaries.

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         8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of voting common stock of the Company occurs, the number and kind of shares authorized by this Plan, and the number, Option price and kind of shares covered by the Options granted hereunder, shall be automatically adjusted as required in order to prevent an unfavorable effect upon the value of the Shares covered by the then outstanding Options and Shares covered by Options subsequently granted.

         9. TAX WITHHOLDING. Any exercise of an Option pursuant to this Plan shall be subject to withholding of state and federal income taxes, FICA tax or other taxes to the extent required by applicable law.

         10. LAWS AND REGULATIONS.

                  (a) U.S. SECURITIES LAWS. This Plan, the grant and exercise of Options under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options and Shares) under this Plan shall be subject to all applicable laws, regulations and rules. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

                  (b) LOCAL JURISDICTIONS. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws. The Company may adopt sub-plans applicable to particular locations.

         11. TERMINATION AND AMENDMENT OF THIS PLAN. The Board may at any time terminate this Plan or may at any time or times amend this Plan or amend any outstanding Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.

         12. EFFECTIVE DATE. This Plan shall become effective on December 18, 2003, the date of approval by the Board; provided, however, that this Plan shall be submitted to the Shareholders for approval (or ratification), and if not approved (or ratified) by the Shareholders within one year from the date of approval by the Board, this Plan shall be of no force and effect. Options granted under this Plan before approval of this Plan by the Shareholders shall be granted subject to such approval (or ratification) and shall not be exercisable before such approval (or ratification).

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                  13. GOVERNING LAW. This Plan, and the related option
agreements, shall be governed by and enforced and construed in accordance with the internal substantive laws (and not the laws of conflicts of laws) of California.



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